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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 28, 1998
                                                  -----------------


                       OHIO STATE FINANCIAL SERVICES, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                    OHIO                                      0-29649                             31-1529204
                    ----                                      -------                             ----------
       (State or other jurisdiction of                 (Commission File No.)               (IRS Employer I.D. No.)
               incorporation)




                     435 Main Street, Bridgeport, Ohio    43912
          --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (740) 635-0764
                                                    ----------------------------



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ITEM 5. OTHER EVENTS.

         In December 28, 1998, Ohio State Financial Services, Inc. ("OSFS") paid a distribution of $2.00 per share to shareholders of OSFS of record at the close of business on December 21, 1998.

         On December 28, 1998, OSFS had 598,460 common shares issued and outstanding.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b).      Not applicable.

         (c)               Exhibits.
                           See Index to Exhibits.


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             OHIO STATE FINANCIAL SERVICES, INC.



                                             By: /s/ Jon W. Letzkus
                                                 -------------------------------
                                                 Jon W. Letzkus, President

Date: January 4, 1999
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                                INDEX TO EXHIBITS
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Exhibit Number             Description
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99                         News Release of Ohio State Financial Services, Inc.